UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
(Name of the Registrant as Specified In Its Charter)

N/A
Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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KIWA BIO-TECH PRODUCTS GROUP CORPORATION
310 North, Indian Hill Blvd, Suite 702
Claremont, California 91711-4611

___________, 2011

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Kiwa Bio-Tech Products Group Corporation, a Delaware corporation, to be held on Friday, December 16, 2011, at 10:00 a.m. local time at our executive office located at Room 1702, Building A, Global Trade Center, 36 North Third Ring Road East, Dongcheng District, Beijing, People’s Republic of China.

The matters to be acted upon at the Annual Meeting of Stockholders are described in the accompanying Notice of Annual Meeting and Proxy Statement.  At the meeting, we will also report on our operations and respond to any questions you may have.

You can vote by signing and returning the enclosed proxy card in the postage prepaid envelope provided or via facsimile. Returning the proxy card by mail or by facsimile will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about how to vote by proxy. Please read it carefully.

If you have questions concerning the Annual Meeting or your stock ownership, please call our Corporate Secretary, Yvonne Wang, at (626) 715-5855. Thank you for your continued support of Kiwa Bio-Tech Products Group Corporation.

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend, it is important that your shares be represented.  Please sign, date and mail the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope in order to ensure that your vote is counted.  If you attend the meeting, you will, of course, have the right to vote your shares in person.

Very truly yours,

/s/ Wei Li
Wei Li
Chief Executive Officer and
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, DECEMBER 16, 2011

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
310 North Indian Hill Blvd, Suite 702
Claremont, California 91711-4611

___________, 2011

Dear Stockholders:

The Annual Meeting of the Stockholders of Kiwa Bio-Tech Products Group Corporation, a Delaware corporation, will be held on Friday, December 16, 2011, at 10:00 a.m. local time at our executive office located at Room 1702, Building A, Global Trade Center, 36 North Third Ring Road East, Dongcheng District, Beijing, People’s Republic of China.  The purpose of the annual meeting is to consider and vote upon each of the proposals outlined in this proxy statement, including the proposal to:

1.
Elect four nominees as nominated by the Board of Directors to serve a one-year term on the Board of Directors set to expire at the 2012 annual meeting of stockholders and until their respective successors are elected and qualified;

2.	Ratify the selection and appointment of Paritz & Company, P.A. as our independent auditors for the fiscal year ending December 31, 2011;
3.	Approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 400,000,000 to 800,000,000 shares; and
4.	Transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on November 9, 2011 will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

Our Proxy Statement is enclosed.  Financial and other information concerning the company is contained in the enclosed Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

More information about the Annual Meeting and the related proposals is contained in the proxy statement accompanying this notice. Any of the above matters may be considered at the Annual Meeting at the date and time specified above or at an adjournment or postponement of such meeting.

By Order of the Board of Directors
/s/ Yvonne Wang
Yvonne Wang
Secretary

YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE OR BY FAX. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. THE GIVING OF A PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENTTHAT YOU SHOULD ATTEND THE MEETING.

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
FRIDAY, DECEMBER 16, 2011

KIWA BIO-TECH PRODUCTS GROUP CORPORATION
310 North Indian Hill Blvd, Suite 702
Claremont, California 91711-4611

Table of Contents

GENERAL INFORMATION	2
PROPOSAL 1 ELECTION OF DIRECTORS	6
PROPOSAL 2 RATIFICATION OF INDEPENDENT AUDITOR	10
PROPOSAL 3 APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	17
EXECUTIVE COMPENSATION	18
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21
OTHER BUSINESS	21

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
FRIDAY, DECEMBER 16, 2011

GENERAL INFORMATION

Our board of directors (the “Board”) is soliciting your proxy to vote at our 2011 annual meeting of stockholders because you owned shares of our common stock at the close of business on November 9, 2011, the record date for the annual meeting, and are therefore entitled to vote at the meeting. This Proxy Statement is furnished by the Board of Directors of Kiwa Bio-Tech Products Group Corporation, a Delaware corporation, to holders of shares of our common stock, in connection with the solicitation of proxies by the Board of Directors for use at our 2011 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 10:00 a.m. local time (China Time) on Friday, December 16, 2011 at our executive office located at Room 1702, Building A, Global Trade Center, 36 North Third Ring Road East, Dongcheng District, Beijing, People’s Republic of China.  These proxy materials will be available to stockholders by mail, via e-mail or on the internet, subject to their choice, on or about ___________, 2011.

References herein to “we,” “us,” “our” or “the Company” refer to Kiwa Bio-Tech Products Group Corporation and its wholly-owned and majority-owned subsidiaries unless the context specifically states or implies otherwise.

Company Background

We are the result of a share exchange transaction completed in March 2004 between the shareholders of Tintic Gold Mining Company (“Tintic”), a corporation originally incorporated in the state of Utah on June 14, 1933 to perform mining operations in Utah, and the shareholders of Kiwa Bio-Tech Products Group Ltd. (“Kiwa BVI”), a company originally organized under the laws of the British Virgin Islands on June 5, 2002.  The share exchange resulted in a change of control of Tintic, with former Kiwa BVI stockholders owning approximately 89% of Tintic on a fully diluted basis and Kiwa BVI surviving as a wholly-owned subsidiary of Tintic.  Subsequent to the share exchange transaction, Tintic changed its name to Kiwa Bio-Tech Products Group Corporation.  On July 21, 2004, we completed our reincorporation in the State of Delaware.

We have established two operating subsidiaries in China — Kiwa Bio-Tech Products (Shandong) Co., Ltd. (“Kiwa Shandong”) in 2002, a wholly-owned subsidiary, and Tianjin Kiwa Feed Co., Ltd. (“Kiwa Tianjin”) in July 2006, an 80% majority-owned and controlled subsidiary.

Annual Report

Our annual report on Form 10-K for the fiscal year ended December 31, 2010 is enclosed with this proxy statement. The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission, is also available from the Company, without charge, upon request made in writing to the Company’s Corporate Secretary, Yvonne Wang, at our principal executive office located at 310 North Indian Hill Blvd, Suite 702, Claremont, California 91711-4611. We will also furnish any exhibit to the 2010 Annual Report on Form 10-K if specifically requested in writing. A copy of our 2010 Annual Report on Form 10-K is also available on the website of the Securities and Exchange Commission. Your attention is directed to the financial statements and Management’s Discussion and Analysis in such annual report, which provides additional important information concerning the Company. This notice of annual meeting and proxy statement and form of proxy are being mailed to our stockholders on or about ________, 2011.

Voting Securities

Stockholders Entitled to Vote.  Only stockholders of record as of the close of business on November 9, 2011 will be entitled to vote at the meeting and any adjournment thereof.  As of November 9, 2011, the number of outstanding shares of common stock of the Company was 400,000,000.  Each holder of shares of our common stock is entitled to one vote for each share of common stock held with respect to the proposals presented in this proxy statement.

Registered Stockholders. If your shares are registered directly in your name with Kiwa Bio-Tech Products Group Corporation’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by Kiwa Bio-Tech Products Group Corporation. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:

By Mail. Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided; or

By Fax. Complete, sign and date the enclosed proxy card and fax to (909) 992-3301.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee has enclosed a voting instruction card for you to use.

If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:

By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder; or

In Person with a Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Voting of Proxies

All valid proxies received prior to the annual meeting will be voted.  All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

As indicated on the enclosed proxy card, with respect to Proposal 1 relating to the election of directors, you may vote “FOR” all or some of the nominees or may indicate “WITHHOLD” with respect to one or more of the nominees.  With respect to each of Proposal 2 and Proposal 3, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

In the absence of specific instructions, proxies will be voted by the individuals named in the proxy “FOR” the election of each of the four specified director nominees in the case of Proposal 1, “FOR” the approval of our independent auditor in the case of Proposal 2, “FOR” the increase in our authorized common stock in Proposal 3, and in the discretion of the proxies named in the proxy card on all other matters that may properly come before the annual meeting.

We do not expect any matters to be presented for action at the meeting other than the matters described in this proxy statement. By signing and returning a proxy card, however, you will give the persons named as proxies discretionary voting authority with respect to any other matter that may properly come before the annual meeting, and they intend to vote on any such other matter in accordance with their best judgment.

Votes Required for Approval of Proposals

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Revocability of Proxies”.

Assuming that a quorum of stockholders is present at the annual meeting, the four director nominees receiving the greatest number of votes shall be elected to the Board of Directors, even without receiving a majority of the votes cast.  The affirmative vote of holders of a majority of the outstanding shares of common stock entitled to vote thereon at the annual meeting is required for Proposal 3. The affirmative vote of holders of a majority of the shares of common stock present in person or by proxy and entitled to vote thereon at the annual meeting is required for Proposal 2 and for other matters that properly come before the annual meeting.

For the purpose of determining the vote required for approval of matters to be voted on at the annual meeting, shares held by stockholders who abstain from voting on a matter will be treated as being “present” and “entitled to vote” on the matter, and, therefore, an abstention (withholding a vote as to all matters) has the same legal effect as a vote against the matter.  However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as “present” or “entitled to vote” on the matter, and, therefore, a broker non-vote or the withholding of a proxy’s authority will have no effect on the outcome of the vote on the matter, other than to affect the existence of a quorum, except with respect to Proposal 3, where a broker non-vote or the withholding of a proxy’s authority will have the same legal effect as a vote against the matter. A “broker non-vote” refers to shares of our common stock represented at the annual meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) does not have discretionary voting power on such matter.

Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one proxy card. You should sign and return all proxies and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted.

If you share an address with another stockholder and have the same last name, you will receive only one set of proxy materials (including our annual report on Form 10-K and proxy statement). If you wish to receive a separate proxy statement at this time, please request the additional copy by contacting our transfer agent, FIDELITY TRANSFER COMPANY, by telephone at (801) 562-1300. You may also request to receive a separate annual report and a separate proxy statement by contacting our Corporate Secretary, Yvonne Wang, at our principal executive office located at 310 North Indian Hill Blvd, Suite 702, Claremont, California 91711-4611.

You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Quorum

Our bylaws provide that a majority of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.  Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

Revocability of Proxies

Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted.  Proxies may be revoked by any of the following actions:

•	delivering a written notice of revocation to our Corporate Secretary at our principal executive office located at 310 North Indian Hill Blvd, Suite 702, Claremont, California 91711-4611;
•
delivering a properly executed proxy showing a later date to our Corporate Secretary at our principal executive office located at 310 North Indian Hill Blvd, Suite 702, Claremont, California 91711-4611; or

•	attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

Solicitation of Proxies

This proxy is being solicited on behalf of the Company’s Board of Directors. The cost of soliciting proxies will be borne by the Company.  We will solicit stockholders by mail through our regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs.  In addition, we may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Deadline to Propose Actions for Consideration or to Nominate Individuals to Serve as Directors

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2012 annual meeting, the written proposal must be received by the Company’s Corporate Secretary at the address below no later than _________. If the date of the 2012 annual meeting is moved more than 30 days before or after the anniversary date of the 2011 annual meeting, the deadline for inclusion of proposals in the Company’s proxy statement for the 2012 annual meeting is instead a reasonable time before the Company begins to print and mail its proxy materials for the 2012 annual meeting. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Kiwa Bio-Tech Products Group Corporation
ATTN: Corporate Secretary
310 North Indian Hill Blvd Suite 702
Claremont, California 91711-4611
Fax: (909) 992-3301

Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement under Rule 14a-8. To do so, the shareholder must comply with the procedures specified in the Company's bylaws which have been filed as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on July 23, 2004 and are available in print upon request from the Secretary. Our bylaws require all stockholders who intend to make proposals at an annual meeting of stockholders to submit their proposals to the Secretary not less than 60 and not more than 180 days before such annual meeting, provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date the annual meeting was mailed or such public disclosure was made. The Bylaws also provide that nominations for Director may only be made by the Board of Directors or by a stockholder of entitled to vote who sends notice to the Secretary not less than 60 and not more than 180 days before such annual meeting, provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date the annual meeting was mailed or such public disclosure was made. Any nomination by a stockholder must comply with the procedures specified in the Company's bylaws.

Recommendation of Director Candidates:  The Board of Directors will consider recommendations for candidates to the Board from the Company’s stockholders. A stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to the address above, including the candidate’s name, age, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected and evidence of the nominating person’s ownership of Company common stock.

Copy of Director Recommendation Requirements:  You may contact the Company’s Corporate Secretary at our principal executive offices for a copy of the relevant provisions regarding the requirements for making recommendations of director candidates.

PROPOSAL 1 ELECTION OF DIRECTORS

Four directors are to be elected at the annual meeting, to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.  The accompanying proxy will be voted in favor of the following persons to serve as directors unless the stockholder indicates to the contrary on the proxy.  We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.  All of the director nominees are currently directors of the Company.

The following persons have been nominated to be elected as directors at the annual meeting:

Name	Age	Title
Wei Li	50	Chief Executive Officer and Chairman of the Board
Xucheng Hu	49	Director
Lianjun Luo	42	Director
Qi Wang	45	Director

Wei Li became our Chief Executive Officer and Chairman of the Board on March 12, 2004.  Prior to the Tintic/Kiwa share exchange transaction, Mr. Li was the acting Chief Executive Officer of Kiwa BVI since January 1, 2004.  Mr. Li founded Kiwa BVI to capitalize on the growth of the ag-biotechnology industry in China.  Prior to founding Kiwa BVI, Mr. Li founded China Star Investment Group (“China Star”), an entity which provides integrated financing services and/or venture investments to growth businesses in China.  Mr. Li served as President of China Star from June 1993 to January 2004.  In 1989, Mr. Li founded Xinhua International Market Development Ltd., a company which engaged in investing in China’s high tech, pharmaceutical, medical device, media, entertainment and real estate industries.  Mr. Li holds a Bachelor of Science degree in finance from Hunan Finance and Economics University.  Mr. Li has a wealth of experience in running businesses in China, with broad management expertise and a knowledge and understanding of business issues in China, and is able to provide the Board of Directors with his insights and experience in running businesses in China.

Xucheng Hu became one of our directors in 2008.  Mr. Hu has been appointed as Executive Director of New Capital International Investment Limited since August 2003, a listed company on Hong Kong Exchanges.  Prior to this engagement, Mr. Hu acted as Executive Director of China Property Development (Holdings) Limited and Asia Director of ING Real Estate.  Over the past 10 years, he has been working with the Beijing International Trade Association and the Beijing International Trade Research Institute, during which period his responsibilities included performing financial and economic research and providing professional advice on Beijing municipal government's cross-provincial investments and foreign investments, participating in the decision-making process for granting export rights to Beijing government-owned enterprises, evaluating investment proposals as well as supervising sino-foreign investments in Beijing.  Mr. Hu graduated with a bachelor degree in economics from the Beijing Economics College in 1983.  Mr. Xu’s experience working with public companies in China enables him to provide the Board with an understanding of the operation of other boards of directors.

Lianjun Luo became our director on March 27, 2004.  From January 2009 to present, Mr. Luo is a Partner of Beijing Pucheng Law Office.  Mr. Luo severed as Chief Financial Officer of the Company since March 12, 2004 to December 31, 2008.  Mr. Luo served as the Chief Financial Officer of Kiwa BVI from October 2002 to March 2004.  From January 2002 to October 2002, Mr. Luo served as the Chief Financial Officer of China Star.  From August 2000 to December 2001, Mr. Luo served as manager of the Security Department and as Assistant to the President at Jilin HengFa Group Ltd., a Chinese drug manufacturing company, responsible for the company’s preparation for an aborted IPO and for merger and acquisition activities.  From May 1998 to July 2000, Mr. Luo worked as manager of the Investment Department and Associate General Manager for Hongli Industry Co., Ltd., a Chinese investment company on merger and acquisition transactions.  Mr. Luo obtained his law degree from China University of Politics Science and Law in 1993.  Mr. Luo is a certified public accountant and lawyer in China.  Mr. Luo’s expertise in the fields of accounting and law enables him to provide the Company’s Board of Directors with insight and information related to the Company’s financial, accounting and SEC reporting issues.

Qi Wang became our Director on July 16, 2007.  Mr. Wang has been a director of Kiwa-CAU R&D Center since July 2006.  Mr. Wang served as a Professor and Advisor for Ph.D. students in the Department of Plant Pathology, China Agricultural University (“CAU”) since January 2005. Prior to that, he served as an assistant professor and lecturer of CAU since June 1997.  He obtained his master degree and Ph.D. in agricultural science from CAU in July 1994 and July 1997, respectively.  Mr. Wang received his bachelor’s degree of science from Inner Mongolia Agricultural University in July 1989.  He is a committee member of various scientific institutes in China, including the National Research and Application Center for Increasing-Yield Bacteria, Chinese Society of Plant Pathology, Chinese Association of Animal Science and Veterinary Medicine.  Prof. Wang’s unique expertise in the field of agriculture offers significant knowledge and experience to the Board of Directors when making critical operational decisions.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

(a)
Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)
Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

(d)
Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES NAMED IN THIS PROXY STATEMENT.  THE FOUR INDIVIDUALS RECEIVING THE GREATEST NUMBER OF VOTES SHALL BE DEEMED ELECTED EVEN IF THEY DO NOT RECEIVE A MAJORITY VOTE.

Information Regarding the Board of Directors

During 2010, the Board of Directors was composed of five members until Mr. Yunlong Zhang resigned as a director on July 26, 2010.  From July 26, 2010, the Board of Directors has consisted of four members including Messrs. Wei Li, Lianjun Luo, Xucheng Hu and Qi Wang.  All board actions require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

During fiscal year 2010, the Board of Directors had four meetings in total.  All members of the Board of Directors attended all four meetings.  The Company requires all members of the Board of Directors are to attend the annual meetings of stockholders.  On December 15, 2010, all members of the Board of Directors attended the annual stockholders meeting for 2010.

We do not have a standing audit, nominating or compensation committee.  As a small, development-stage company, we believe that all of our directors acting together, as opposed to a subset of them acting by means of a committee, is the most efficient and effective framework for us to perform the functions otherwise associated with audit, nominating and compensation committees.

Nominating Committee Functions

Since we do not have a nominating committee, all of the members of the Board of Directors participate in the consideration of director nominees. We do not currently have a written nominating committee charter or similar document.

Process for Identifying and Evaluating Nominees for the Board of Directors

Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees.  If vacancies are anticipated or arise, our Board of Directors considers various potential candidates which may come to our attention through current board members, professional search firms, stockholders or other persons.  These candidates may be evaluated by our Board of Directors at any time during the year.

Our Board of Directors considers candidates recommended by stockholders when the nominations are properly submitted as described in “Consideration of Stockholder Recommendations” below.  Following verification of the stockholder status of persons proposing candidates, our Board of Directors will make an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized herein to determine whether the candidate is qualified for service on the board, before deciding to undertake a complete evaluation of the candidate.  If our Board of Directors determines that additional consideration is warranted, it may use a third-party search firm to gather additional information about the prospective nominee’s background and experience.  Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed before undertaking a complete evaluation, our Board of Directors will treat a potential candidate nominated by a stockholder like any other potential candidate.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company’s business and technology, educational and professional background, personal accomplishment and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

Consideration of Stockholder Recommendations

Our Board of Directors considers director candidates recommended by stockholders.  Candidates recommended by stockholders are evaluated on the same basis as are candidates recommended by our Board of Directors.  Any stockholder wishing to recommend a candidate for nomination by the Board of Directors should provide the following information in a letter addressed to the Board in care of our Secretary: (i) the name and address of the stockholder recommending the person to be nominated; (ii) a representation that the stockholder is a holder of record of our stock, including the number of shares held and the period of holding; (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee; (iv) information as to any plans or proposals of the type required to be disclosed in Schedule 13D and any proposals that the nominee proposes to bring to the Board of Directors if elected; (v) any other information regarding the recommended nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A pursuant to the Securities Exchange Act of 1934 and (vi) the consent of the recommended nominee to serve as a director if elected.  Additional information may be requested to assist our Board of Directors in determining the eligibility of a proposed candidate to serve as a director.  In addition, the notice must meet any other requirements contained in our bylaws.  Stockholders may nominate candidates directly by complying with our bylaws and applicable law, including the deadlines described under “Deadline to Propose Actions for Consideration or to Nominate Individuals to Serve as Directors”, above.

Audit Committee Functions

Since we do not have an audit committee, the entire Board of Directors acts as the audit committee.  The Board has determined that at least one person on the Board, Lianjun Luo, qualifies as a “financial expert” as defined by SEC rules implementing Section 404 of the Sarbanes-Oxley Act.  We have not been able to identify a suitable candidate for our Board of Directors that would qualify as an audit committee financial expert.  We do not currently have a written audit committee charter or similar document.

During fiscal year 2010, the entire Board of Directors, acting as the audit committee, had reviewed and discussed the audited financial statements with management;

The entire Board of Directors, acting as the audit committee, had also discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

The entire Board of Directors, acting as the audit committee, had also received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence; and

Based on the review and discussions the entire Board of Directors, acting as the audit committee, recommended to the board of directors that the audited financial statements be included in the company's annual report on Form 10-K for the twelve months ended December 31, 2010.

Our Board of Directors during 2010 consisted of Mr. Wei Li, Mr. Lianjun Luo, Mr. Xucheng Hu and Prof. Qi Wang, and included Mr. Yunlong Zhang until his resignation on July 26, 2010.

Independence of the Board of Directors

Our Board of Directors is currently comprised of four members. Wei Li, Lianjun Luo and Qi Wang do not qualify as independent directors in accordance with the published listing requirements of the Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to all employees, consultants and members of the Board of Directors, including the Chief Executive Officer, Chief Financial Officer and Secretary.  This code embodies our commitment to conduct business in accordance with the highest ethical standards and applicable laws, rules and regulations. We will provide any stockholder a copy of the code, without charge, upon written request to our Secretary.

Stockholder Communications with Board of Directors

Any stockholder or interested party who wishes to communicate with our Board of Directors or any specific directors may write to Kiwa Bio-Tech Products Group Corporation, Board of Directors, 310 North Indian Hill Blvd., Suite 702, Claremont, California 91711-4611.

The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or certain specified individual directors.  We will receive and make copies of all such letters and circulate them to the appropriate director or directors.

Compensation of Directors for 2010

We currently have no policy in effect for providing compensation to our directors for their services on our Board of Directors.  In fiscal 2010, we did not provide any compensation to our directors for their service on our Board of Directors.  Mr. Wei Li is also an executive officer of the Company and his compensation was provided for his service as an employee of the Company.

Board Leadership Structure and Role in Risk Oversight

Mr. Wei Li serves as both our Chairman of the Board and Chief Executive Officer. The Board has determined that the most effective leadership structure for our Company at this time is for Mr. Li to serve as both Chairman of the Board and Chief Executive Officer. Mr. Li is ultimately responsible for the day-to-day operations of our Company and for execution of our business strategy. Accordingly, the Board believes that Mr. Li’s in-depth knowledge of Company operations and performance, as well as the challenges faced by our Company, best positions him to identify the strategic issues and risks to be considered by the Board, and his leadership on the Board enhances communications between management and the Board. The Board retains the authority to modify this structure to best address our Company’s needs, as and when appropriate.

We administer our risk oversight function through our Board of Directors. Our Board of Directors is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and our Board.

PROPOSAL 2:  RATIFICATION OF INDEPENDENT AUDITOR

Changes in Independent Accountants

We were informed by Mao & Company, CPAs, Inc. (“Mao & Company”) that they would not stand for reappointment for 2009 audit services unless the 2008 audit service fee was settled.  Effective as of June 2, 2009, the Company dismissed Mao & Company, the Company's independent registered public accounting firm. The decision to change accountants was approved by the Company's Board of Directors.

Mao & Company reported on the Company's consolidated financial statements for the years ended December 31, 2008 and 2007. For these periods and up to June 2, 2009, there were no disagreements with Mao & Company on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mao & Company, would have caused it to make reference thereto in its report on the financial statements for such years.  During such years, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The reports of Mao & Company on the financial statements of the Company for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Mao & Company with a copy of the foregoing disclosure and requested that Mao & Company provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made by the Company in this disclosure. A copy of such letter, dated June 7, 2009, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2009.

The Company engaged AGCA, Inc. (“AGCA”) to assume the role of its new principal independent accountants. The decision to engage AGCA was approved by the Board of Directors on June 2, 2009. The Company signed the AGCA engagement letter on June 2, 2009 after AGCA completed its internal procedures related to new attest client acceptance.

During the fiscal years ended December 31, 2008 and 2007 and through June 2, 2009, the Company did not consult with AGCA on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and AGCA did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Effective as of July 19, 2010 the Company dismissed AGCA, the Company's independent registered public accounting firm.  The decision to change accountants was approved by the Company's Board of Directors.

The Company engaged Crowe Horwath (HK) CPA Limited (“Crowe Horwath”) to assume the role of its new independent registered public accounting firm. The decision to engage Crowe Horwath was approved by the Board of Directors on July 19, 2010. The Company signed the engagement letter on July 19, 2010.

The audit reports of AGCA on the financial statements of the Company as of and for the year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended December 31, 2009 and through July 19, 2010, the Company did not consult with Crowe Horwath on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Crowe Horwath did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal year ended December 31, 2009 and through July 19, 2010, there were: (i) no disagreements between the Company and AGCA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AGCA would have caused AGCA to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided AGCA a copy of the disclosures in its Current Report on Form 8-K filed with the SEC on July 20, 2010 and requested that AGCA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AGCA agreed with the Company’s statements in such disclosures. A copy of the letter dated July 19, 2010, furnished by AGCA in response to that request was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2010.

Effective June 16, 2011, the Company dismissed Crowe Horwath, the Company's independent registered public accounting firm.  The decision to change accountants was approved by the Company's Board of Directors.

Crowe Horwath had been our independent registered public accounting firm since July 19, 2010. The report of Crowe Horwath on our financial statements for the fiscal year ended December 31, 2010 was modified to include an explanatory paragraph expressing concern about the Company’s ability to continue as a going concern, but did not contain any other adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2010 and through June 16, 2011, there were: (i) no disagreements between the Company and Crowe Horwath on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe Horwath would have caused it to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Crowe Horwath a copy of the disclosures in its Current Report on Form 8-K filed with the SEC on June 16, 2011 and requested that Crowe Horwath furnish it with a letter addressed to the SEC stating whether or not it agreed with such disclosures. A copy of the letter dated June 16, 2011, furnished by Crowe Horwath in response to that request was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 16, 2011.

The Company engaged Paritz & Company, P.A. as its new independent registered public accounting firm. The decision to engage Paritz & Company, P.A. was approved by the Board of Directors on June 16, 2011. The Company signed the engagement letter on June 16, 2011.

During the Company’s recent fiscal year ended December 31, 2010 and through June 16, 2011, the Company did not consult with Paritz & Company, P.A. on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Paritz & Company, P.A. did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Audit and Other Fees

Audit Fees

Crowe Horwath (HK) CPA Limited (“Crowe Horwath”) audited our financial statements for year-end 2010, and reviewed our quarterly reports on Form 10-Q for the three months ended September 30, 2010 and June 30, 2010.  Since we do not have a formal audit committee, our entire Board of Directors serves as our audit committee.  We have not adopted pre-approval policies and procedures with respect to the Company’s accountants, but our board of directors approved the engagement of Crowe Horwath before engagement.  All of the services described below were approved by our board of directors prior to performance.  The board of directors has determined that the payments made to its independent accountants for these services are compatible with maintaining such auditor's independence.

The aggregate audit fees for 2010 paid and payable to Crowe Horwath were approximately $88,000.  The amounts include: (1) fees for professional services rendered by Crowe Horwath in connection with the audit of our consolidated financial statements for the 2010 fiscal year; (2) reviews of our quarterly reports on the Form 10-Q for the second and third quarters of 2010 fiscal year and (3) fees for professional services rendered by AGCA in connection with the review of quarterly report on the Form 10-Q for the first quarter of 2010.

AGCA, Inc. audited our financial statements for year-end 2009, and reviewed our quarterly financial statements for 2009 and the first quarter of 2010.  Since we do not have a formal audit committee, our entire Board of Directors serves as our audit committee.  We have not adopted pre-approval policies and procedures with respect to the Company’s accountants, but our shareholders’ meeting and board of directors approved the engagement of AGCA, Inc. before engagement.  All of the services described below were approved by our board of directors prior to performance.  The board of directors has determined that the payments made to its independent accountant for these services are compatible with maintaining such auditor's independence.

The aggregate audit fees for 2010 and 2009 paid to AGCA, Inc. were approximately $12,000 and $130,000, respectively. The 2010 amount includes fees for the review of our quarterly report on the Form 10-Q for the first quarter of 2010 and the 2009 amounts include fees for professional services rendered in connection with the audit of our consolidated financial statements for the 2009 fiscal year and reviews of our quarterly reports on the Form 10-Q for the first, second and third quarters of 2009 fiscal year.

Audit-Related Fees

Audit-related fees for 2010 and 2009 were nil.

Tax Fees

Tax service fees billed by a tax consultant for 2010 and 2009 were $4,500 in each year.

All Other Fees

During 2009, AGCA, Inc. has charged the Company $1,500 for IDD call, company search, issuance of review reports, copying, photocopying, courier, etc.  There were no additional aggregate fees billed by Crowe Horwath for 2010 for other services rendered to the Company.

During 2010, AGCA, Inc. has charged the Company $8,500 for reissuance of audit report for fiscal year ended December 31, 2009, which has been included in our annual report for the year ended December 31, 2010.

Ratification of Selection of Independent Auditor

Effective June 16, 2011, the Company dismissed Crowe Horwath (HK) CPA Limited the Company's independent registered public accounting firm.  The decision to change accountants was approved by the Company's Board of Directors.

The Company has engaged Paritz & Company, P.A. as its new independent registered public accounting firm. The decision to engage Paritz & Company, P.A. was approved by the Board of Directors on June 16, 2011. The Company signed the engagement letter on June 16, 2011.

Crowe Horwath audited our financial statements for the year ended December 31, 2010.  Crowe Horwath also reviewed our quarterly report on Form 10-Q for the three months ended March 31, 2011.  Paritz & Company, P.A. reviewed our quarterly report on Form 10-Q for the three and six months ended June 30, 2011.

We do not expect representatives of Paritz & Company, P.A. to be present at the annual meeting.

Under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission regarding auditor independence, the engagement of the company’s independent accountant to provide audit or non-audit services for the company must either be approved by the audit committee before the engagement or entered into pursuant to pre-approval policies and procedures established by the audit committee.  Our Board of Directors (functioning as the audit committee) has not established any pre-approval policies or procedures and therefore all audit or non-audit services performed for the company by the independent accountant must be approved in advance of the engagement by the Board of Directors.  Under limited circumstances, certain de minimis non-audit services may be approved by the Board of Directors retroactively.  All services provided to the company by the independent accountants in fiscal 2010 were approved in advance of the engagement by the Board of Directors and no non-audit services were approved retroactively by the Board of Directors pursuant to the exception for certain de minimis services described above.

The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the selection and appointment by the Board of Directors of Paritz & Company, P.A. as the Company’s independent auditor for the fiscal year ended December 31, 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION AND APPOINTMENT OF PARITZ & COMPANY, P.A. AS INDEPENDENT AUDITORS OF THE COMPANY.

PROPOSAL 3:  APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

We are currently authorized under our Restated Certificate of Incorporation to issue 400,000,000 shares of common stock and 20,000,000 shares of preferred stock.  Our Board of Directors proposes to increase the number of authorized shares of common stock to 800,000,000 shares.  The proposed certificate of amendment (the "Certificate of Amendment") will amend the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock, from 400,000,000 shares to 800,000,000 shares.  The Certificate of Amendment will not affect the authorized number of shares of preferred stock, which will remain at 20,000,000.

The additional shares of common stock that we are seeking authorization for may be used for such corporate purposes as the Board of Directors may determine from time to time to be necessary or desirable.  These purposes may include, without limitation: raising capital through the sale of common stock; acquiring other businesses in exchange for shares of common stock; and attracting and retaining employees by the issuance of additional securities under the Stock Plan and other employee equity compensation arrangements.  One of the reasons that we are seeking an increase in our authorized shares is to maintain sufficient shares to meet the reserve requirements of our 6% Secured Convertible Notes.  The Company intends to create a reserve for the potential issuance of shares for the 6% Secured Convertible Notes.  For this purpose, the Company will reserve 390,000,000 shares of common stock.

Pursuant to a Securities Purchase Agreement entered into on June 29, 2006 with six institutional investors, we issued and sold 6% Secured Convertible Notes, in the aggregate principal amount of U.S. $2,450,000, convertible into shares of our common stock, and Warrants to purchase 12,250,000 shares of our common stock.  As of June 30, 2009, six investors converted principal in the aggregate amount of $931,829 into 318,398,409 shares of our common stock and the remaining outstanding principal balance was $1,518,171.

The remaining outstanding principal amount of the Convertible Notes is convertible into shares of our common stock pursuant to a conversion price that is based on an average of the trading price of our common stock on the OTC Bulletin Board discounted by 40%.  The conversion price may also be adjusted for certain subsequent issuances of any of our equity securities at prices below the conversion price then in effect.  The Convertible Notes contain a volume limitation that prohibits the holder from converting further Convertible Notes if doing so would cause the holder and its affiliates to hold more than 4.99% of our outstanding common stock.  The holders agreed not to convert more than the holder’s pro-rata share of a principal amount of $120,000 of Convertible Notes per calendar month.  On September 25 and October 7, 2008, we entered into an agreement with the Purchasers to redeem all of the 6% Notes and 2% Notes.  Under the redemption agreement, the Purchasers agreed to waive their participation right with respect to any new financing that closes before October 31, 2008, and suspend conversions of principal and interest under the 6% Notes and 2% Notes from September 25 to October 31, 2008.  The Company agreed to redeem the notes for a specified price if a new financing was completed before October 31, 2008.  Under the redemption agreement, if the Company failed to redeem the notes by October 31, 2008, the 6% Notes and 2% Notes would be automatically amended to remove limitations on the Purchasers’ right to convert under the 6% Notes and 2% Notes no more than (1) $120,000 per calendar month; and (2) the average daily dollar volume calculated during the ten (10) business days prior to a conversion, per conversion.  On October 27, 2008, we had informed the Purchasers that the Company would not be able to redeem the 6% Notes and the 2% Notes due to failure to close an anticipated new financing.  Therefore, the amendment to the 6% Notes and 2% Notes took effective and the Purchasers resumed conversion.

The exercise price of the Warrants is $0.45 per share, subject to anti-dilution adjustments pursuant to a broad-based weighted average formula for subsequent issues of our equity securities below the trading price of the shares.

The Purchase Agreement requires us to maintain a reserve of authorized common stock equal to 110% of the number of shares issuable upon full conversion of the Convertible Notes and exercise of the Warrants.  The Purchase Agreement also imposes financial penalties if the authorized number of shares of common stock is insufficient to satisfy the reserve requirements.  The Convertible Notes and the Warrants also impose financial penalties on us if we fail to timely deliver common stock upon conversion of the Convertible Notes and exercise of the Warrants, respectively.

Because the Conversion Price of the Notes at any point in time is based on the trading price of our common stock, it is not possible to calculate the exact number of shares issuable upon conversion of the Convertible Notes in the future.  For illustration purposes, the conversion price of the Convertible Notes calculated for September 30, 2011 was $0.002.  The outstanding balance of principal of 6% Notes on the same date was $1,518,171.  At that conversion price the Convertible Notes outstanding as of September 30, 2011 could be converted into 759,085,500 shares of common stock.  As of September 30, 2011, there were 400,000,000 shares of common stock issued and outstanding, and in addition to the Warrants, there are outstanding options, rights or warrants, convertible loans and stock subscription and other stock commitments issuable for approximately 822,961,800 shares of common stock.  (The conversion or exercise terms of some of these securities are based on the Company's stock price, and therefore the exact number of shares issuable pursuant to those securities varies from day to day.)

If the Certificate of Amendment is approved, the Board of Directors will have the authority to issue additional shares of common stock up to the 800,000,000 authorized amount without further stockholder approval, except as may be required for a particular transaction by applicable law, regulatory agencies or any other rules which we may be subject to.

Our Board of Directors believes that the authorized number of shares of common stock should be increased to provide the Board of Directors with the ability to issue additional shares of common stock to satisfy our contractual obligations.  Even if the shareholders approve the increase in the number of authorized shares from 400,000,000 to 800,000,000, it still may not be sufficient to allow holders of Convertible Notes to convert the outstanding balance of principal into shares of our common stock if the share price of our common stock remains low.

In addition to the foregoing, 3,047,907 shares shall be reserved for issuance pursuant to our 2004 Stock Incentive Plan and 6,952,093 shares of common stock will be reserved for other general corporate purposes.

The authorization of the additional shares of common stock by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, but, to the extent that the additional authorized shares are issued in the future, it will decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders and have a negative effect on the trading price of our common stock.  Because the common stock issuable in conjunction with the Convertible Notes is based on a discount to the trading price, all common stock issued upon conversion of the Convertible Notes will be dilutive to existing stockholders on a market capitalization basis.  Under the Restated Certificate of Incorporation, stockholders do not have preemptive rights with respect to the issuance of shares of common stock, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

OTHER CONSIDERATIONS

The increase in the number of authorized shares of common stock could have unintended effects.  For example, if our Board of Directors issues additional shares in the future, such issuance could dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction.  To the extent that it impedes any such attempts, the Certificate of Amendment may serve to perpetuate our management.  The Certificate of Amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Restated Certificate of Incorporation and our bylaws that would thwart such efforts.

The affirmative vote of holders of a majority of the outstanding shares of common stock entitled to vote thereon at the annual meeting is required for the approval of the Certificate of Amendment to increase the number of authorized shares of common stock of the Company from 400,000,000 to 800,000,000.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE CERTIFICATE OF AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 30, 2011 certain information with respect to the beneficial ownership of our common stock by (i) each of our directors and executive officers, (ii) each person who is known by us to beneficially own more than 5% of our outstanding common stock, and (iii) all of our directors and executive officers as a group.  Percentage ownership is calculated based on 400,000,000 shares of our common stock outstanding as of September 30, 2011.  None of the shares listed below are issuable pursuant to stock options or warrants of the Company.

Title of class	Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Owner	Percentage of class
Common Stock	Wei Li(1)	13,064,794	3.3%
Common Stock	Lianjun Luo	-	-
Common Stock	Xucheng Hu	-	-
Common Stock	Steven Ning Ma	-	-
Common Stock	Qi Wang	-	-
Common Stock	All officers and directors as a group (5 persons)	13,064,794	3.3%
* Less than 1%.

(1)         Consists of 12,356,672 shares held by All Star Technology Inc., a British Virgin Islands international business company. Wei Li exercises voting and investment control over the shares held by All Star Technology Inc. Wei Li is a principal stockholder of All Star Technology Inc. and may be deemed to beneficially own such shares, but disclaims beneficial ownership in such shares held by All Star Technology Inc. except to the extent of his pecuniary interest therein.  Mr. Li has pledged all of his common stock of the Company as collateral security for the Company’s obligations under the 6% Notes.

Under the terms of the 6% Notes and 6% Note Warrants, the notes and warrants are exercisable by any holder only to the extent that the number of shares of common stock issuable pursuant to such securities, together with the number of shares of common stock owned by such holder and its affiliates (but not including shares of common stock underlying unconverted shares of callable secured convertible notes or unexercised portions of the warrants) would not exceed 4.99% of the then outstanding common stock as determined in accordance with Section 13(d) of the Exchange Act. The table above does not include beneficial ownership information of the following holders of the 6% Notes and 6% Note Warrants of the Company: AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, New Millennium Capital Partners II, LLC, Double U Master Fund LP, and Nite Capital LP, even though one or more of such holders might hold more than 5% of our outstanding common stock if all of their 6% Notes and 6% Note Warrants were converted.

Changes in Control

None.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Certain Relationships

The relationships between our directors and the Company are as follows:

Wei Li is a principal stockholder of All Star Technology Inc., which holds 12,356,672 shares of our common stock.  Mr. Li may be deemed to beneficially own such shares and exercises voting and investment control over such shares.  Mr. Li is also the Chairman of the Board and Chief Executive Officer of the Company.

Mr. Yunlong Zhang was one of the directors of the Company.  On July 26, 2010, the Board of Directors of the Company accepted the resignation of Yunlong Zhang as a director of the Company, effective immediately.  Mr. Zhang’s resignation was due to personal reasons and not because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Prof. Qi Wang is the Director of Kiwa-CAU R&D centre and also Vice President of the Company.

Related Transactions

(1) Mr. Li

Mr. Li is the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company.

Advances and Loans

As of December 31, 2009, the balance due to Mr. Li for advances made was $1,693,036.  During the year ended December 31, 2010, Mr. Li advanced an additional $1,275,637 to the Company and was repaid $258,068.  As of December 31, 2010, the balance due to Mr. Li was $2,710,605.  As of September 30, 2011, the balance due to Mr. Li was approximately $3,000,000.  Mr. Li has agreed that the Company may repay the balance when its cash flow circumstance allows.

Motor Vehicle Lease

In December 2004, the Company entered into an agreement with Mr. Li, pursuant to which Mr. Li leases to the Company a motor vehicle.  The monthly rental payment is $2,200.  The Company has extended this lease agreement with Mr. Li to the end of fiscal year 2011.

Guarantees for the Company

Mr. Li has pledged without any compensation from the Company all of his common stock of the Company as collateral for the Company’s obligations under the 6% Notes.

(2) Kangtai

Kangtai International Logistics (Beijing) Co., Ltd., formerly named China Star Investment Management Co., Ltd., is a private company and 28% owned by Mr. Li. Mr. Li is the Chairman of Kangtai.

On December 31, 2009, the amount due from Kangtai was $45,029.  The balance due from Kangtai on December 31, 2010 was $46,863.  The balance due from Kangtai on September 30, 2011 was $49,431.

(3) Ms. Wang

Ms. Wang is the Secretary of the Company.

As of December 31, 2009, the amount due to Ms. Wang was $171,500.  During the year ended December 31, 2010, Ms. Wang advanced an additional $63,000 to the Company.  As of December 31, 2010, the balance due to Ms. Wang was $234,500.  As of September 30, 2011, the balance due to Ms. Wang was $297,500. Ms. Wang has agreed that the Company may repay the balance when its cash flow circumstance allows.

(4) Kiwa-CAU R&D Center

In November 2006 Kiwa and China Agricultural University (the “CAU”) agreed to jointly establish a new research and development center, named Kiwa-CAU R&D Center.  The term of the agreement was ten years commencing July 1, 2006.

•
Pursuant to the agreement, Kiwa agree to invest RMB 1 million (approximately $151,515) each year to fund research at Kiwa-CAU R&D Center.  Prof. Qi Wang, a director of the Company, is also the director of Kiwa-CAU R&D Center.

During the year ended December 31, 2009, $192,103 was charged as Company’s expenses under the agreement with Kiwa-CAU R&D Center. As of December 31, 2009, the outstanding balance due to Kiwa-CAU R&D Center was $351,484. During the year ended December 31, 2010, $182,970 was charged as Company’s expenses under the agreement with Kiwa-CAU R&D Center and the Company repaid $111,666 to Kiwa-CAU R&D Center. As of December 31, 2010, the outstanding balance due to Kiwa-CAU R&D Center was $422,788.  As of September 30, 2011, the outstanding balance due to Kiwa-CAU R&D Center was $511,416.

Insider Transactions Policies and Procedures

The Company does not currently have an insider transaction policy.

EXECUTIVE COMPENSATION

We currently have no Compensation Committee.  The Board of Directors is currently performing the duties and responsibilities of Compensation Committee.  In addition, we have no formal compensation policy.  We decide on our executives’ compensation based on average compensation levels of similar companies in the U.S. or China, depending on consideration of many factors such as where the executive works.  Our Chief Executive Officer’s compensation is approved by the Board of Directors.  Other named executive officers’ compensation are proposed by our Chief Executive Officer and approved by the Board of Directors.

Our Stock Incentive Plan is administered by the Board of Directors.  Any amendment to our Stock Incentive Plan requires majority approval of the stockholders of the Company.

The Company had no officers or directors whose total compensation during either 2010 or 2009 exceeded $100,000.

Currently, the main forms of compensation provided to each of our executive officers are: (1) annual salary; (2) non-equity Incentive Plan; and (3) the granting of incentive stock options subject to approval by our Board of Directors.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(i)	(j)
Wei Li, CEO	2010	72,000	Nil	Nil	72,000
	2009	72,000	Nil	Nil	72,000

Steven Ning Ma, CFO	2010	74,400	Nil	Nil	74,400
	2009	74,400	Nil	Nil	74,400

Employment Contracts and Termination of Employment and Change of Control Arrangements

On February 2, 2009, we entered into an employment agreement with our Chief Executive Officer and Chief Financial Officer, Wei Li, for a three-year term, commencing on January 1, 2009.  Pursuant to this agreement, Mr. Li receives a salary at the rate of $96,000 per annum, of which $72,000 will be paid in equal monthly installments of $6,000 during the period of employment, prorated for any partial employment period, and $24,000 is paid as an annual performance bonus in three months after each employment year.  Mr. Li may receive such annual increases in salary as may be determined by our Board of Directors at our annual meeting.  Mr. Li is also entitled to an annual grant of stock options under our employee stock option plan as determined by the Board of Directors.  Mr. Li is entitled to three-month’s severance if his employment is terminated without cause.

On February 18, 2009, the Company and Mr. Steven Ning Ma entered into an employment agreement with the Company.  Pursuant to the employment agreement, Mr. Ma is entitled to annual salary of RMB636,000 (approximately US$93,000), among which RMB42,400 (approximately US$6,200) payable monthly and RMB127,200 (approximately $18,600) in one lump sum, as a performance bonus, three months following the anniversary of his employment provided that Mr. Ma meets all goals and objectives set by the Company.  Mr. Ma’s employment may be terminated at any time for cause or with thirty days’ written notice without cause.  The employment agreement is automatically terminated upon death or permanent disability.  Upon termination without cause, Mr. Ma is entitled to severance payment equal to three months’ salary including all non-cash benefits, if the termination is due to death or permanent disability; Mr. Ma is entitled to six months’ salary.  The employment agreement also contains confidentiality provisions and provisions against competition with the Company and solicitation of customers for 12 months following termination of employment.

There are no compensatory plans or arrangements with respect to a named executive officer that would result in payments or installments in excess of $100,000 upon the resignation, retirement or other termination of such executive officer's employment with us or from a change-in-control.

Stock Incentive Plan and Option Grant

2004 Stock Incentive Plan

On May 10, 2004, our Board of Directors approved equity incentive awards to certain of our directors, officers and employees and/or consultants and adopted, subject to stockholder approval, our 2004 Stock Incentive Plan (the “Plan”).  Our stockholders approved the Plan on June 3, 2004, and an amendment to the Plan on September 12, 2006.  There are 3,047,907 shares reserved for issuance of options and other stock awards under the Plan.  The number of shares that may be granted to any participant in a fiscal year is 500,000.  Options issued under the Plan will expire not more than ten years from the date of grant.

The Plan is a key aspect of our compensation program, designed to attract, retain, and motivate the highly qualified individuals required for our long-term success.

Stock Option Grant

On December 12, 2006, our Board of Directors granted 2,000,000 options under the Plan, of which 823,700 shares were granted to the current executive officers and directors.  The exercise price was $0.175, equal to the closing price of our common stock on December 12, 2006.  Pursuant to the approval of Board of Directors, after each of the first and second anniversaries of the grant date, 33% percent of the options will become exercisable.  After the third anniversary of the grant date, 34% of the options will become exercisable.

No options were granted under the Plan during 2010.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table sets forth the status of all outstanding equity awards of the Company as of December 31, 2010.

Outstanding Equity Awards at Fiscal Year-End
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Wei Li	182,800	Nil	182,800	0.175	12/04/16	Nil	Nil	Nil	Nil
Steven Ning Ma	Nil	Nil	Nil	Nil	N/A	Nil	Nil	Nil	Nil
Lianjun Luo	132,200	Nil	132,200	0.175	12/04/16	Nil	Nil	Nil	Nil

(1)	See information contained in subheading entitled “Stock Option Grant” under heading “2004 Stock Incentive Plan.”

Option exercises and stock vested

No stock options were exercised by any officers or directors during 2009 and 2010.  We did not adjust or amend the exercise price of any stock options previously awarded to any named executive officers during 2009 and 2010.

Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Wei Li	Nil	Nil	Nil	Nil
Steven Ning Ma	Nil	Nil	Nil	Nil
Lianjun Luo	Nil	Nil	Nil	Nil
Total	Nil	Nil	Nil	Nil

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and certain persons holding more than 10 percent of a registered class of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Officers, directors and certain other shareholders are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge, based solely upon a review of the copies of such reports, during 2010, all of the required filings were made on a timely basis.

OTHER BUSINESS

The Board of Directors does not currently intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting.  However, as to any other business which may properly come before the meeting, the proxy holders will vote any shares represented by proxies in their discretion.

KIWA BIO-TECH PRODUCTS GROUP CORPORATION

By Order of the Board of Directors

/s/ Yvonne Wang
Yvonne Wang
Secretary

Claremont, California
_____________, 2011

[FRONT]

PROXY

FOR ANNUAL MEETING OF THE STOCKHOLDERS

KIWA BIO-TECH PRODUCTS GROUP CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Wei Li and Yvonne Wang (collectively, the “Proxies”), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at our executive office located at Room 1702, Building A, Global Trade Center, 36 North Third Ring Road East, Dongcheng District, Beijing, People’s Republic of China, on Friday, December 16, 2011 at 10:00 a.m. local time (China Time) and at any adjournments thereof.

1. Election of Directors:	FOR all Nominees	WITHHOLD AUTHORITY for all Nominees	FOR all Nominees EXCEPT
	☐	☐	☐
Nominees:
(1)  Wei Li
(2)  Xucheng Hu
(3)  Lianjun Luo
(4)  Qi Wang

Instruction:  To withhold authority to vote for any individual nominee, mark “For All Nominees Except” and write the name of the nominee(s) below:

2.	Ratify the appointment of Paritz & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2011	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 400,000,000 to 800,000,000 shares	FOR ☐	AGAINST ☐	ABSTAIN ☐

If no choice is specified, the Proxy will be voted “FOR.”

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

[REVERSE]

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES SET FORTH IN PROPOSAL 1, “FOR” ON PROPOSAL 2 AND PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE ANNUAL MEETING.

Signature

Signature, if held jointly

Dated: ___________________, 2011

IMPORTANT – PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.